SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6 Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-67267-05                  13-4067088
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-6 Trust

On March 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6 Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6 Trust relating to the distribution date of March 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2003


                             Payment Date: 03/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         28,261,740.14    6.250000%     4,135,149.65    146,281.34    4,281,430.99       0.00     915.23
                        A2         18,080,676.93    6.250000%     8,662,647.90     93,584.67    8,756,232.57       0.00     585.52
                        A3          8,614,000.00    6.250000%             0.00     44,585.63       44,585.63       0.00     278.96
                        A4         33,823,663.96    6.250000%       192,164.11    175,069.57      367,233.68       0.00   1,095.34
                        APO           269,878.37    0.000000%        34,180.88          0.00       34,180.88       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,861,542.17    6.250000%        10,576.05      9,635.25       20,211.30       0.00      60.28
                        B2            869,160.75    6.250000%         4,938.00      4,498.73        9,436.73       0.00      28.15
                        B3            869,160.75    6.250000%         4,938.00      4,498.73        9,436.73       0.00      28.15
                        B4            497,017.70    6.250000%         2,823.73      2,572.54        5,396.26       0.00      16.10
                        B5            248,922.34    6.250000%         1,414.21      1,288.41        2,702.62       0.00       8.06
                        B6            372,747.24    6.250000%         2,117.70      1,929.32        4,047.02       0.00      12.07
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         93,768,510.35     -           13,050,950.23    483,944.19   13,534,894.41     -        3,027.85
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         24,126,590.49            915.23
                                A2          9,418,029.03            585.52
                                A3          8,614,000.00            278.96
                                A4         33,631,499.85          1,095.34
                                APO           235,697.49              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          1,850,966.12             60.28
                                B2            864,222.75             28.15
                                B3            864,222.75             28.15
                                B4            494,193.98             16.10
                                B5            247,508.13              8.06
                                B6            370,629.53             12.07
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         80,717,560.12          3,027.85
--------------------------------------------------------------------------------

                             Payment Date: 03/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     28,261,740.14     6.250000% 060506EW8    44.210596      1.563954    257.947361
                           A2     18,080,676.93     6.250000% 060506EX6    57.454902      0.620699     62.464957
                           A3      8,614,000.00     6.250000% 060506EY4     0.000000      5.175949  1,000.000000
                           A4     33,823,663.96     6.250000% 060506EZ1     4.698389      4.280430    822.286060
                           APO       269,878.37     0.000000% 060506FA5    60.975462      0.000000    420.462037
Residual                   AR              0.00     6.250000% 060506FB3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,861,542.17     6.250000% 060506FC1     4.698378      4.280430    822.286150
                           B2        869,160.75     6.250000% 060506FD9     4.698378      4.280430    822.286156
                           B3        869,160.75     6.250000% 060506FE7     4.698378      4.280430    822.286156
                           B4        497,017.70     6.250000% 060506FF4     4.698378      4.280430    822.286149
                           B5        248,922.34     6.250000% 060506FG2     4.698378      4.280430    822.286152
                           B6        372,747.24     6.250000% 060506FH0     4.698378      4.280430    822.286142
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      93,768,510.35       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        80,717,559.56    80,717,559.56
Loan count                    281              281
Avg loan rate           6.728441%             6.73
Prepay amount       12,518,271.97    12,518,271.97

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        15,915.69        15,915.69
Sub servicer fees            0.00             0.00
Trustee fees               312.56           312.56


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,000,863.98     3,000,863.98
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.995031%           100.000000%             89,049,959.40
   -----------------------------------------------------------------------------
   Junior            5.004969%             0.000000%              4,691,743.26
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   506,053.72
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   320,955.10

Totals:                                 3                   827,008.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,534,894.41         13,534,894.41
Principal remittance amount           13,050,950.23         13,050,950.23
Interest remittance amount               483,944.19            483,944.19